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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  November 30, 2005


                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


             000-28107                               88-0399260
       (Commission File Number)           (IRS Employer Identification No.)


                   41A AVENUE ROAD, TORONTO, ONTARIO, L4G 6Z8
               (Address of Principal Executive Offices)(Zip Code)


                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4 -- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b) As of November 28th, 2005, Jewett, Schwartz & Associates have been engaged as the principal accountant to audit the registrant's financial statements. The periods under audit and review will pertain to the periods required in connection with (1) the appropriate form filed with the Securities and Exchange Commission in connection with anticipated merger or registration statement and (2) the filling of the Quarterly Reports for the quarters required through September 2005 on Form 10-QSB with the Securities and Exchange Commission.

     On June 17th, 2005 the Registrant's Board of Directors appointed, Lawrence
     H. Wolfe, CPA, of Jewett, Schwartz & Associates, 2514 Hollywood Boulevard, Suite 508, Hollywood, Florida 33020, Telephone (954) 922-5885, Member -- American Institute of Certified Public Accountant, Florida Institute of Certified Public Accountants, Private Companies Practice Section of the AICPA, Registered with the Public Company Accounting Oversight Board of The SEC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         OSPREY GOLD CORP.


                                         By: /s/ Georges Benarroch
                                             ---------------------------------
                                             Georges Benarroch
                                             President


November 28, 2005